Consolidated Statements of Operations - USD ($)		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022
Operating Expenses
Research and development		$ 1,004,443	$ 850,680
General and administrative expenses		1,120,426	814,653
Share-based compensation		2,253,793	19,908
Total Operating Expenses		4,378,662	1,685,241
Loss from operations		(4,378,662)	(1,685,241)
Financial income, net		90,147	1,742
Gain on retirement of royalty accrual		720,632
Total other income		810,779	1,742
Loss before provision for income taxes		(3,567,883)	(1,683,499)
Provision for income taxes
Net loss		$ (3,567,883)	$ (1,683,499)
Net loss per common share
Basic (in Dollars per share)		$ (0.01)	$ 0
Weighted-average common shares outstanding
Basic (in Shares)	[1]	296,664,409	437,735,093

[1]	The number of shares of Common and Preferred A Stock outstanding were retroactively adjusted as a result of the Share Exchange. See Note 1